WARRANT NO. 1

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

WOWIO, INC.

Redeemable Warrant To Purchase Common Stock

Number of Shares: A number of shares that would equate to 1% of the issued and outstanding Common Stock of the Company

Dated as of August 31, 2012, but effective as of September 21, 2012

WOWIO, Inc., a Texas corporation (the “Company”), hereby certifies that, for Ten United States Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TCA Global Credit Master Fund, LP, a Cayman Islands limited partnership (“Holder”), the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the “Expiration Date” (as defined herein), that number identified above of fully paid and nonassessable shares of “Common Stock” (as defined herein) of the Company (the “Warrant Shares”) at the exercise price per share provided in Section 1(b) below or as subsequently adjusted.

Section 1.

(a)          This Warrant is the common stock purchase warrant (the “Warrant”) issued pursuant to a Credit Agreement dated the date hereof by and between the Company and Holder (the “Credit Agreement”).

(b)          Definitions. The following words and terms as used in this Warrant shall have the following meanings:

(i)          “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the State of Florida are authorized or required by law to remain closed.

(ii)           “Common Stock” means (i) the Company’s common stock, $.001 par value per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(iii)           “Expiration Date” means 11:59 P.M. Eastern Time on the date that is five (5) years from the Issuance Date or, if such date does not fall on a Business Day, the next Business Day thereafter occurring.

(iv)           “Issuance Date” means the “Closing Date” (as such term is defined in the Credit Agreement.

(v)           “Person” means an individual, a limited liability company. a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(vi)           “Securities Act” means the Securities Act of 1933, as amended.

(vii)         “Warrant” means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

(viii)        “Warrant Exercise Price” shall be One Thousandth of One Dollar (US$0,001) per share or as subsequently adjusted as provided in Section 8 hereof.

(ix)           “Warrant Shares” means the shares of Common Stock issuable at any time upon exercise of this Warrant.

(c)          Other Definitional Provisions.

(i)           Except as otherwise specified herein, all references herein: (A) to the Company shall be deemed to include the Company’s successors; and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

(ii)           When used in this Warrant, the words “herein”, “hereof. and “hereunder” and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words “Section”, “Schedule”, and “Exhibit” shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

(iii)           Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

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Section 2.           Exercise of Warrant. Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any Business Day on or after 9:00 A.M. on such Business Day, commencing with the first day after the Issuance Date, and prior to 11:59 P.M. Eastern Time on the Expiration Date, by: (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the “Exercise Notice”), of such holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased; and (ii) payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the “Aggregate Exercise Price”) in cash, check from Holder, or wire transfer of immediately available funds, to a common carrier for overnight delivery to the Company. To effect an exercise of this Warrant, the Holder shall not be required to physically surrender this Warrant to the Company unless the entire amount of the Warrant is being exercised. Partial exercises of this Warrant shall have the effect of lowering the amount of Warrant Shares available for exercise under this Warrant in an amount equal to the applicable exercise. The Holder and the Company shall maintain records showing the amount of this Warrant exercised and the date of such exercise. The Holder, and any assignee by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following an exercise of a portion of this Warrant, the amount of Warrant shares into which this Warrant is exercisable may be less than the amount stated on the face hereof. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2, the Company shall, no later than the tenth (10th) Business Day following the date of receipt of the Exercise Notice and the Aggregate Exercise Price (the “Exercise Delivery Documents”), issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the Holder or its nominee, for the number of shares of Common Stock to which the Holder shall be entitled pursuant to such request. Upon delivery of the Exercise Delivery Documents, the Holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised. In the case of a dispute as to the determination of the Warrant Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via e-mail or facsimile within three (3) Business Days of receipt of the holder’s Exercise Notice. If the Holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall within one (1) Business Day submit via e-mail or facsimile: (i) the disputed determination of the Warrant Exercise Price to an independent, reputable investment banking firm; or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm’s or accountant’s determination or calculation, as the case may be, shall be deemed conclusive absent manifest error. No fractional Warrant Shares are to be issued upon any partial exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up to the nearest whole number.

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Section 3.          Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

(a)          This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

(b)          All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

(c)          The Company at all times during the term of this Warrant shall reserve for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance of all Warrant Shares.

(d)          This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.

Section 4.          Mandatory Redemption.

(a)          Unless this Warrant is exercised in full prior to the “Redemption Date” (as hereinafter defined), the Company shall have an affirmative obligation to redeem this Warrant, in full, on or prior to March 21, 2013 (the “Redemption Date”) (provided that if the Redemption Date is not a Business Day, then the next Business Day thereafter occurring), for a redemption price equal to Thirty Thousand Dollars ($30,000). The Company shall deliver such redemption price to the Holder by wire transfer of immediately available US funds to an account designated by the Holder by no later than 2:00 PM, EST, on the Redemption Date.

(b)          Failure to redeem this Warrant in accordance with this Section 4 shall constitute a default under this Warrant and the Credit Agreement.

Section 5.           Taxes. The Company shall pay any and all taxes, including any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

Section 6.           Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein or in the Credit Agreement, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

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Section 7.          Ownership and Transfer.

(a)          The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

(b)          Subject to compliance with any applicable securities laws and the conditions set forth herein, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

Section 8.           Adjustment of Warrant Exercise Price and Number of Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

(a)           Subdivision or Combination of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock or any other security of the Company or its subsidiaries (“Other Securities”) to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or Other Securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or Other Securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or Other Securities resulting from such adjustment at a Warrant Exercise Price per Warrant Share or other security obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or Other Securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

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(b)          Reorganization, Reclassification, Consolidation. Merger or Sale. If any recapitalization, reclassification or reorganization of the share capital of the Company, or any consolidation or merger of the Company with another Person, or the sale of all or substantially all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property, then, as a condition of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Warrant Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Warrant Shares which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section including, without limitation, adjustments to the Warrant Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section shall similarly apply to successive recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales.

(c)          Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Warrant Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and Other Securities or property) purchasable upon the exercise of this Warrant and the Warrant Exercise Price of such Warrant Shares (and Other Securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(d)          Notice to Allow Exercise by Holder. If: (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of exercise of this Warrant, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Company’s records, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating: (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

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Section 9.           Restrictive Legend. This Warrant and the Warrant Shares have not been registered under the United States Securities Act of 1933, as amended, (the “Securities Act”) and the Warrants have been and the Warrant Shares, upon exercise of the Warrants, will be issued pursuant to exemptions from the registration requirements of the Securities Act. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act relating to such security or an exemption from the registration requirements of the Securities Act. The Holder understands that this Warrant constitutes and the Warrant Shares upon issuance will constitute “restricted securities” under the Securities Act. The Holder acknowledges and agrees that, unless registered, all certificates representing the Warrant Shares will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

Section 10.           Lost, Stolen. Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

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Section 11.          Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:	WOWIO, Inc.
6310 San Vicente Blvd., Suite 240
Los Angeles, CA 90048
Attn: Brian Altounian, President
E-Mail: baltounian@wowio.com

With a copy to:

If to the Holder:	TCA Global Credit Master Fund, LP
1404 Rodman Street
Hollywood, FL 33020
Attn: Mr. Robert Press
Telephone: (786) 323-1650
Facsimile: (786) 323-1651
E-Mail: bpress@trafcap.com

With a copy to:	David Kahan, P.A.
6420 Congress Ave., Suite 1800
Boca Raton, Florida 33487
Attn: David Kahan, Esq.
E-Mail: david@dkpalaw.com

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) Business Days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) Business Day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a Business Day. Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following Business Day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Warrant may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation) that the notice has been received by the other party.

Section 12.           Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

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Section 13.           Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Nevada without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of the state courts sitting in Clark County, Nevada and the United States District Court for the District of Nevada for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing herein shall limit or impair the Holder’s ability to enforce this Warrant in any other jurisdiction. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 14.           Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

[Signatures on the following page]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

WOWIO, INC

By:	/s/ Brian K. Altounian
Name:	Brian K. Altounian
Title:	Chief Executive Officer

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EXHIBIT A TO WARRANT

EXERCISE NOTICE

TO BE EXECUTED
BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

WOWIO, INC.

The undersigned holder hereby exercises the right to purchase _______ of the shares of Common Stock (“Warrant Shares”) of WOWIO, Inc., a Texas corporation (the “Company”), evidenced by the attached Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.          Payment of Warrant Exercise Price. The holder herewith pays the sum of $____ to the Company in accordance with the terms of the Warrant.

2.          Delivery of Warrant Shares. The Company shall deliver to the holder _______ Warrant Shares in accordance with the terms of the Warrant.

Date: ____________ __, ____

Name of Registered Holder

By:
Name:
Title:

A-1